Exhibit 99.1
For Release May 29, 2014
1:05 p.m. Pacific
PRESS RELEASE
Investor Contact:
Jane Underwood
Infoblox
408.986.5493
junderwood@infoblox.com
Media Contact:
Mike Langberg
Infoblox
408.986.5697
mlangberg@infoblox.com

Infoblox Reports Third Quarter of Fiscal 2014 Results

SANTA CLARA, Calif., May 29, 2014 — Infoblox (NYSE:BLOX), the automated network control company, today reported its financial results for its third fiscal quarter ended April 30, 2014. Total net revenue for the third quarter of fiscal 2014 was $61.0 million, an increase of 5% on a year-over-year basis.
On a GAAP basis, the Company reported a net loss of $7.4 million, or $0.14 loss per fully diluted share, for the third quarter of fiscal 2014, compared with a net loss of $0.3 million, or $0.01 loss per fully diluted share, for the third quarter of fiscal 2013.
The Company reported non-GAAP net income of $3.8 million, or $0.07 diluted net income per share on a non-GAAP weighted-average share basis, for the third quarter of fiscal 2014, compared with non-GAAP net income of $6.0 million, or $0.11 diluted net income per share on a non-GAAP weighted-average share basis, for the third quarter of fiscal 2013. The GAAP to non-GAAP reconciling items for the third quarters of fiscal years 2014 and 2013 can be found in the "Reconciliation of GAAP to Non-GAAP Financial Measures" attached to this press release.

“Revenue for the third quarter was $61 million, which was at the low-end of our guidance range of $61 million to $62 million,” said Robert Thomas, president and chief executive officer. “While we made progress in a few areas of the company, we again experienced challenges in closing seven-figure transactions. Clearly, our top priority is to reaccelerate top-line growth and we are taking actions to improve sales execution. Importantly, we believe our competitive position continues to be strong and our addressable market is growing, and we are optimistic about the opportunities before us.”

Financial Outlook
Infoblox announced its outlook of anticipated results for the fourth quarter ending July 31, 2014, and updating its outlook for the year ending July 31, 2014. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the fourth fiscal quarter ending July 31, 2014, the Company currently expects:
•Total net revenue in the range of $60 million to $61 million;
•Non-GAAP gross margin to be between 78% to 79%;
•Non-GAAP operating margin in the range of 0.0% to 2.0%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.00 to $0.02, assuming approximately 56.9 million shares on a non-GAAP diluted weighted-average share basis.

For the fiscal year ending July 31, 2014, the Company currently expects:
•Total net revenue in the range of $245 million to $246 million;
•Non-GAAP operating margin in the range of 7.5% to 8%; and
•Non-GAAP EPS to be in the range of $0.30 to $0.32, assuming approximately 57.1 million shares on a non-GAAP diluted weighted-average share basis.

About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We also provide fourth fiscal quarter 2014 and fiscal year 2014 estimates for non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Acquisition related expenses: Acquisition related expenses may include transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, and the write-down of certain acquired in-progress research and development intangibles. We believe that to the extent we incur significant expenses in connection with our acquisitions, it is useful for investors to understand the effects of these items on our total operating expenses.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted-average shares outstanding.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, May 29, 2014, at 1:30 p.m. PDT/4:30 p.m. EDT to discuss its fiscal third quarter 2014 financial results. To access the call, investors may dial 800-230-1092 (domestic) or 612-234-9960 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available to the company’s website and a taped reply will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 307714.
About Infoblox
Infoblox (NYSE:BLOX) delivers network control solutions, the fundamental technology that connects end users, devices, and networks. These solutions enable approximately 7,300 enterprises and service providers to transform, secure, and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase security, accuracy, and uptime. Infoblox (www.infoblox.com) is headquartered in Santa Clara, California and has operations in over 25 countries.

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Cautionary Statement
All statements in this release that are not statements of historical fact, including but not limited to the quotation attributable to Mr. Thomas and the statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter, changes in demand for automated network control solutions, the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of May 29, 2014, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this May 29, 2014 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	April 30, 2014	January 31, 2014	April 30, 2013	April 30, 2014	April 30, 2013
Net revenue:
Products and licenses	$30,799	$31,565	$33,596	$98,326	$91,501
Services	30,223	29,317	24,439	87,099	70,478
Total net revenue	61,022	60,882	58,035	185,425	161,979
Cost of revenue:
Products and licenses	7,119	7,086	7,786	22,092	20,726
Services	6,665	6,633	4,910	19,119	13,701
Total cost of revenue	13,784	13,719	12,696	41,211	34,427
Gross profit	47,238	47,163	45,339	144,214	127,552
Operating expenses:
Research and development	12,175	11,844	10,976	35,619	31,783
Sales and marketing	34,589	32,854	28,138	100,574	82,877
General and administrative	7,839	6,848	6,195	21,673	17,346
Total operating expenses	54,603	51,546	45,309	157,866	132,006
Income (loss) from operations	(7,365)	(4,383)	30	(13,652)	(4,454)
Other income (expense), net	124	(103)	(45)	(80)	(371)
Loss before provision for (benefit from) income taxes	(7,241)	(4,486)	(15)	(13,732)	(4,825)
Provision for (benefit from) income taxes	201	(92)	242	653	1,068
Net loss	$(7,442)	$(4,394)	$(257)	$(14,385)	$(5,893)

Net loss per share - basic and diluted	$(0.14)	$(0.08)	$(0.01)	$(0.27)	$(0.12)

Weighted-average shares used in computing basic and diluted net loss per share	54,055	53,284	49,261	53,485	47,696

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	April 30, 2014	January 31, 2014	April 30, 2013	April 30, 2014	April 30, 2013
Gross Profit Reconciliation:
GAAP gross profit	$47,238	$47,163	$45,339	$144,214	$127,552
Stock-based compensation expense	953	960	387	2,617	1,191
Amortization of intangible assets	290	276	254	820	762
Non-GAAP gross profit	$48,481	$48,399	$45,980	$147,651	$129,505
Gross Margin Reconciliation:
GAAP gross margin	77.4%	77.5%	78.1%	77.8%	78.7%
Stock-based compensation expense	1.5	1.6	0.7	1.4	0.7
Amortization of intangible assets	0.5	0.4	0.4	0.4	0.5
Non-GAAP gross margin	79.4%	79.5%	79.2%	79.6%	79.9%
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$(7,365)	$(4,383)	$30	$(13,652)	$(4,454)
Stock-based compensation expense	10,674	10,424	5,650	30,139	16,190
Amortization of intangible assets	617	603	581	1,801	1,743
Non-GAAP operating income	$3,926	$6,644	$6,261	$18,288	$13,479
Operating Margin Reconciliation:
GAAP operating margin	(12.1%)	(7.2%)	0.1%	(7.4%)	(2.7%)
Stock-based compensation expense	17.5	17.1	9.7	16.3	10.0
Amortization of intangible assets	1.0	1.0	1.0	1.0	1.1
Non-GAAP operating margin	6.4%	10.9%	10.8%	9.9%	8.4%
Net Income (Loss) Reconciliation:
GAAP net loss	$(7,442)	$(4,394)	$(257)	$(14,385)	$(5,893)
Stock-based compensation expense	10,674	10,424	5,650	30,139	16,190
Amortization of intangible assets	617	603	581	1,801	1,743
Non-GAAP net income	$3,849	$6,633	$5,974	$17,555	$12,040

Non-GAAP EPS	$0.07	$0.11	$0.11	$0.30	$0.23
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares used in calculating GAAP diluted net loss per share	54,055	53,284	49,261	53,485	47,696
Additional dilutive securities for non-GAAP income	2,540	4,547	4,769	4,301	5,546
Weighted-average shares used in calculating non-GAAP diluted net income per share	56,595	57,831	54,030	57,786	53,242

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	April 30, 2014	July 31, 2013
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$91,668	$69,828
Short-term investments	170,035	139,508
Accounts receivable, net	32,983	38,728
Inventory	5,772	4,478
Deferred tax assets	806	1,354
Prepaid expenses and other current assets	4,746	6,023
Total current assets	306,010	259,919
Property and equipment, net	18,540	18,370
Restricted cash	3,513	3,508
Intangible assets, net	4,713	5,494
Goodwill	33,293	32,726
Other assets	710	443
TOTAL ASSETS	$366,779	$320,460
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$13,959	$12,387
Accrued compensation	13,099	12,472
Deferred revenue, net	79,177	68,479
Total current liabilities	106,235	93,338
Deferred revenue, net	31,207	29,693
Deferred tax liability	668	1,055
Other liabilities	6,238	6,821
TOTAL LIABILITIES	144,348	130,907
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value per share—100,000 shares authorized; 54,327 shares and 51,670 shares issued and outstanding as of April 30, 2014 and July 31, 2013	5	5
Additional paid-in capital	349,293	302,101
Accumulated other comprehensive income (loss)	60	(11)
Accumulated deficit	(126,927)	(112,542)
TOTAL STOCKHOLDERS’ EQUITY	222,431	189,553
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$366,779	$320,460

(a) Derived from the July 31, 2013 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended April 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(14,385)	$(5,893)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	30,139	16,190
Depreciation and amortization	6,556	4,637
Excess tax benefits from employee stock plans	(133)	(641)
Amortization of investment premium	419	265
Other	36	103
Changes in operating assets and liabilities:
Accounts receivable, net	5,745	(6,565)
Inventory	(1,294)	(1,635)
Prepaid expenses, other current assets and other assets	1,215	(1,002)
Accounts payable and accrued liabilities	1,471	1,521
Accrued compensation	627	2,306
Deferred revenue, net	12,198	15,403
Other liabilities	(583)	6,145
Net cash provided by operating activities	42,011	30,834
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(92,947)	(113,325)
Proceeds from maturities of short-term investments	62,070	17,648
Purchases of property and equipment	(4,699)	(13,944)
Business acquisition	(1,000)	—
Change in restricted cash	—	529
Net cash used in investing activities	(36,576)	(109,092)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	16,272	17,500
Excess tax benefits from employee stock plans	133	641
Payment of remaining unpaid initial public offering costs	—	(235)
Net cash provided by financing activities	16,405	17,906
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	21,840	(60,352)
CASH AND CASH EQUIVALENTS—Beginning of period	69,828	156,613
CASH AND CASH EQUIVALENTS—End of period	$91,668	$96,261
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Restricted stock units released in connection with business acquisition	$573	$—
Cash paid for income taxes, net	$353	$809
Purchases of property and equipment not yet paid	$320	$1,794
Change in liability due to vesting of early exercised stock options, net	$48	$204